SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 20, 2004


--------------------------------------------------------------------------------




                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                        33-60032                   62-1518973
(State of Incorporation)  (Commission File Number)   (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On January 20, 2004, Buckeye Technologies Inc. (the "Company") issued a press release regarding its results of operations for the three and six months ended December 31, 2003, including a statement of operations for those periods, a consolidated balance sheet as of December 31, 2003, a consolidated statement of cash flow for those periods, and supplemental financial data. In addition, on January 21, 2004, the Company will hold a teleconference at 9:30 a.m. Central to discuss the second quarter. The teleconference can be accessed via the website www.streetevents.com, the Company's website homepage at www.bkitech.com or via telephone at (800) 310-1961 within the United States or (719) 457-2692 for international callers.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,


                           BUCKEYE TECHNOLOGIES INC.


                           /S/ KRISTOPHER J. MATULA
                           ----------------------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer January 20, 2004

News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                                 Contacts: Kris Matula, Executive Vice President
                                                     and Chief Financial Officer
                                                                    901-320-8588
                                                                 Gordon Mitchell
                                                      Investor Relations Manager
                                                                    901-320-8256
                                                       Website:  www.bkitech.com

Buckeye Technologies Inc. (ticker: BKI, exchange: New York Stock Exchange) News Release - 20-Jan-2004

Buckeye Reports October-December Results

MEMPHIS, Tenn.--(BUSINESS WIRE)--Jan. 20, 2004--Buckeye Technologies Inc. (NYSE:BKI) today announced that it incurred a loss of $10.0 million after tax (27 cents per share) in the quarter ended December 31, 2003. The loss was due to the combination of previously reported refinancing, restructuring, and impairment costs of $3.8 million after tax (10 cents per share) and higher than normal expenses which were described in the Company's December 16 earnings warning. The actual results are within the 27-30 cents per share loss estimate which was previously provided.

Net sales for the October-December quarter were $160.3 million, 5% above the $153.1 million in the same quarter of the prior year and 3% above the $155.8 million in the immediately preceding quarter which ended September 30, 2003.

Buckeye Chairman David B. Ferraro commented, "Although we are extremely disappointed in our October-December results, the high costs which led to these losses are related to special situations and one-time events in the just completed quarter. We are pleased with the growth in our sales and confident that this will continue over the remainder of the fiscal year."

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

                            BUCKEYE TECHNOLOGIES INC.
                           CONSOLIDATED BALANCE SHEETS
                                    (in $000)

                                               December 31   June 30
                                                  2003        2003
                                                ----------  ----------
Assets
Current assets:
     Cash and cash equivalents                 $   15,269  $   49,977
     Cash, restricted                                   -       3,375
     Accounts receivable, net                     108,430     126,283
     Inventories                                  127,211     136,705
     Deferred income taxes and other               30,754      26,307
                                                ----------  ----------
          Total current assets                    281,664     342,647

     Property, plant and equipment, net           604,981     594,138
     Goodwill, net                                134,213     129,631
     Intellectual property and other, net          43,067      44,239
                                                ----------  ----------
Total assets                                   $1,063,925  $1,110,655
                                                ==========  ==========

Liabilities and stockholders' equity Current liabilities:
     Trade accounts payable                    $   26,612  $   37,007
     Accrued expenses                              41,498      48,360
     Current portion of capital lease
      obligations                                     607         583
     Current portion of long-term debt                  -      41,718
                                                ----------  ----------
          Total current liabilities                68,717     127,668

     Long-term debt                               621,210     619,474
     Deferred income taxes                         79,948      79,498
     Capital lease obligations                      2,390       2,700
     Other liabilities                             19,631      19,431
     Stockholders' equity                         272,029     261,884
                                                ----------  ----------
Total liabilities and stockholders' equity     $1,063,925  $1,110,655
                                                ==========  ==========

                            BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                    (in $000)

                                         Three Months Ended
                              ----------------------------------------
                              December 31,  September 30, December 31,
                                  2003          2003          2002
                              ------------- ------------- ------------

Net sales                     $   160,279   $   155,831   $   153,146

Cost of goods sold                143,993       133,870       131,351
                               -----------   -----------   -----------
Gross margin                       16,286        21,961        21,795

Selling, research and
 administrative expenses           12,948         9,592         8,837
Impairment of long-lived
 assets                               942             -             -
Restructuring costs                 2,691         1,038             -
                               -----------   -----------   -----------

Operating income                     (295)       11,331        12,958

Net interest expense and
 amortization of debt costs        12,510        11,177        11,683
Loss on early extinguishment
 of debt                            1,640         3,300             -
Foreign exchange,
 amortization of intangibles,
 other                              1,125           429           928
                               -----------   -----------   -----------
Income (loss) before income
 taxes                            (15,570)       (3,575)          347
Income tax benefit                 (5,557)       (1,144)         (193)
                               -----------   -----------   -----------
  Net income (loss)           $   (10,013)  $    (2,431)  $       540
                               ===========   ===========   ===========

Earnings (loss) per share
   Basic earnings (loss) per
    share                     $     (0.27)  $     (0.07)  $      0.02
   Diluted earnings (loss)
    per share                 $     (0.27)  $     (0.07)  $      0.02

Weighted average shares for
 basic earnings per share      37,008,996    36,974,915    35,743,955


Adjusted weighted average
 shares for diluted earnings
 per share                     37,008,996    36,974,915    35,743,955

                                                 Six Months Ended
                                            -------------------------
                                            December 31,  December 31,
                                                2003         2002
                                            ------------- ------------

Net sales                                   $   316,110   $   309,571
                                                                   -
Cost of goods sold                              277,863       267,395
                                             -----------   -----------
Gross margin                                     38,247        42,176


Selling, research and administrative
 expenses                                        22,540        17,780
Impairment of long-lived assets                     942             -
Restructuring costs                               3,729             -
                                             -----------   -----------

Operating income                                 11,036        24,396

Net interest expense and amortization of
 debt costs                                      23,687        23,809
Loss on early extinguishment of debt              4,940             -
Foreign exchange, amortization of
 intangibles, other                               1,554         1,018
                                             -----------   -----------
Income (loss) before income taxes               (19,145)         (431)
Income tax benefit                               (6,701)         (452)
                                             -----------   -----------
  Net income (loss)                         $   (12,444)  $        21
                                             ===========   ===========

Earnings (loss) per share
   Basic earnings (loss) per share          $     (0.34)  $      0.00
   Diluted earnings (loss) per share        $     (0.34)  $      0.00

Weighted average shares for basic earnings
 per share                                   36,991,956    36,957,048

Adjusted weighted average shares for
 diluted
earnings per share                           36,991,956    36,972,821

                            BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                     ($000)

                           Three Months Ended        Six Months Ended
                       ---------------------------- ------------------
                       Dec. 31, Sept. 30, Dec. 31, Dec. 31, Dec. 31,
                         2003     2003      2002     2003     2002
                       --------- --------- -------- --------- --------
OPERATING ACTIVITIES
----------------------
Net income (loss)      $(10,013)  $(2,431)    $540  $(12,444)     $21
Adjustments to
 reconcile net income
 to net cash provided
 by (used in) operating
 activities:

 Impairment of long-
  lived assets              942         -        -       942        -
 Depreciation            11,539    11,186   11,633    22,725   23,060
 Amortization             1,073     1,441    1,429     2,514    2,931
 Loss on early
  extinguishment of
  debt                    1,640     3,300        -     4,940        -
 Deferred income taxes
  and other               1,983     1,359      814     3,342    2,371
 Change in operating
  assets and
  liabilities
  Accounts receivable     1,268    16,169    8,378    17,437    2,218
  Inventories            14,871    (1,615)  (4,207)   13,256      (28)
  Other assets           (1,911)   (3,603)   2,508    (5,514)   1,733
  Accounts payable and
   other current
   liabilities          (19,051)     (251) (14,611)  (19,302) (16,681)
                       --------- --------- -------- --------- --------
Net cash provided by
 operating activities     2,341    25,555    6,484    27,896   15,625

INVESTING ACTIVITIES
 Purchases of
  property, plant &
  equipment             (11,465)   (9,725)  (6,609)  (21,190) (11,196)
 Other                       10      (303)    (216)     (293)    (427)
                       --------- --------- -------- --------- --------
Net cash used in
 investing activities   (11,455)  (10,028)  (6,825)  (21,483) (11,623)

FINANCING ACTIVITIES
 Proceeds from
  exercise of options       433         -        -       433        -
 Net borrowings/
  (payments) under
  revolving lines of
  credit               (154,605)  (58,110)     858  (212,715)  (4,923)

 Issuance of long-term
  debt                  150,000   200,000        -   350,000        -
 Payments for debt
  issuance costs         (3,199)   (6,029)    (291)   (9,228)    (671)
 Payments related to
  early extinguishment
  of debt                     -    (2,115)       -    (2,115)       -
 Proceeds from
  termination of swap     4,000         -        -     4,000        -
 Payments on long term
  debt and other           (520) (172,141)     (67) (172,661) (22,264)
                       --------- --------- -------- --------- --------
Net cash provided by
 (used in) financing
 activities              (3,891)  (38,395)     500   (42,286) (27,858)
                       --------- --------- -------- --------- --------

Effect of foreign
 currency rate
 fluctuations on cash     1,992      (827)     479     1,165      105

Increase (Decrease) in
 Cash and Cash
 Equivalents            (11,013)  (23,695)     638   (34,708) (23,751)
                       --------- --------- -------- --------- --------
Cash and Cash
 Equivalents at
 beginning of period     26,282    49,977   31,617    49,977   56,006
                       --------- --------- -------- --------- --------
Cash and Cash
 Equivalents at end of
 period                 $15,269   $26,282  $32,255   $15,269  $32,255
                       ========= ========= ======== ========= ========

                            BUCKEYE TECHNOLOGIES INC.
                           SUPPLEMENTAL FINANCIAL DATA
                                    (in $000)

                          Three Months Ended         Six Months Ended
                     ----------------------------- -------------------
SEGMENT RESULTS      Dec. 31,  Sept. 30, Dec. 31,  Dec. 31,  Dec. 31,
                       2003      2003      2002      2003      2002
                     --------- --------- --------- --------- ---------
Specialty Fibers
 Net sales           $114,588  $107,318  $113,880  $221,906  $226,225
 Operating income(b)    2,822    10,291    12,745    13,113    24,385
 Depreciation and
  amortization(a)       6,897     6,704     7,462    13,601    14,995
 Capital
  expenditures         10,767     9,089     6,152    19,856     9,718

Nonwoven Materials
 Net sales           $ 51,185  $ 53,210  $ 45,853  $104,395  $ 93,241
 Operating income(b)    1,149     2,487       312     3,636       796
 Depreciation and
  amortization(a)       4,467     4,268     3,762     8,735     7,553
 Capital
  expenditures            543       599       521     1,142     1,194

Corporate
 Net sales           $ (5,494) $ (4,697) $ (6,587) $(10,191) $ (9,895)
 Operating income(b)   (4,266)   (1,447)      (99)   (5,713)     (785)
 Depreciation and
  amortization(a)         837       825     1,177     1,662     2,138
 Capital
  expenditures            155        37       (64)      192       284

Total
 Net sales           $160,279  $155,831  $153,146  $316,110  $309,571
 Operating income(b)     (295)   11,331    12,958    11,036    24,396
 Depreciation and
  amortization(a)      12,201    11,797    12,401    23,998    24,686
 Capital
  expenditures         11,465     9,725     6,609    21,190    11,196

(a) Depreciation and amortization includes depreciation, depletion and amortization of intangibles. Only the Corporate grouping has amortization of intangibles that is excluded from the determination of operating income.

(b) Asset impairment and restructuring costs are included in operating income for the corporate segment.

                          Three Months Ended        Six Months Ended
                     ----------------------------- -------------------
ADJUSTED EBITDA      Dec. 31,  Sept. 30, Dec. 31,  Dec. 31,  Dec. 31,
                       2003      2003      2002      2003      2002
                     --------- --------- --------- --------- ---------

Net income (loss)    $(10,013) $ (2,431) $    540  $(12,444) $     21
Income tax expense     (5,557)   (1,144)     (193)   (6,701)     (452)
Net interest expense   11,958    10,500    11,022    22,458    22,504
Amortization of debt
 costs                    552       677       661     1,229     1,305
Early extinguishment
 of debt                1,640     3,300         -     4,940         -
Depreciation,
 depletion and
 amortization          12,201    11,797    12,094    23,998    24,233
                      --------  --------  --------  --------  --------
EBITDA                 10,781    22,699    24,124    33,480    47,611

Interest income           210       250       239       460       566
Asset impairments         942         -         -       942         -
Loss on disposal of
 assets                   530       144        99       674       322
Restructuring
 charges                2,691     1,038         -     3,729         -
                      --------  --------  --------  --------  --------
Adjusted EBITDA      $ 15,154  $ 24,131  $ 24,462  $ 39,285  $ 48,499
                      ========  ========  ========  ========  ========

 We calculate EBITDA as earnings before net interest expense plus income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility which had availability of $55.2 million on December 31, 2003, and it provides useful information concerning our ability to comply with debt covenants. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).